Principal Funds, Inc.

Supplement dated March 18, 2019
to the Statement of Additional Information dated December 31, 2018
(as supplemented on March 1, 2019)

This supplement updates information currently in the Statement of Additional Information. Please retain this supplement for future reference.

On or about July 1, 2019, the Preferred Securities Fund will change its name to the Spectrum Preferred and Capital Securities Income Fund. On that date, delete all references in this Statement of Additional Information to Preferred Securities Fund, and replace with Spectrum Preferred and Capital Securities Income Fund.

LEADERSHIP STRUCTURE AND BOARD OF DIRECTORS
Delete the second-to-last sentence of the first paragraph, and replace with the following:

The Board is currently composed of eleven members, nine of whom are Independent Directors.

Delete references to Nora M. Everett.

In the Management Information - Officers of the Fund table, delete the row for Layne A. Rasmussen.

INVESTMENT ADVISORY AND OTHER SERVICES
Effective July 1, 2019, in the Investment Advisors section, add Bond Market Index to the list of Funds for which PGI provides day-to-day discretionary investment services.

Effective July 1, 2019, in the Investment Advisors section, under Mellon Investments Corporation, delete references to the Bond Market Index Fund.

Effective July 1, 2019, under Investment Advisors-Management Agreement, delete the row for Bond Market Index and replace with the following:

Bond Market Index	0.14%

Effective July 1, 2019, under Investment Advisors-Contractual Management Fee Waivers, delete the row for Bond Market Index.
After the Custodian section, add the following new section:
Securities Lending Agent
The Bank of New York Mellon serves as the securities lending agent for the Funds. The Funds did not loan their securities or employ The Bank of New York Mellon as securities lending agent during their most recently ended fiscal year.

PURCHASE AND REDEMPTION OF SHARES

Under Purchase of Shares, delete the Small-MidCap Dividend Income Fund section.

Under Purchase of Shares, add the following:

SystematEx Large Value Fund

The Fund will liquidate on or about May 1, 2019. On that date, delete references to the SystematEx Large Value Fund from the SAI.

PROXY VOTING POLICIES AND PROCEDURES

Add the following after the second paragraph:

For Funds that participate in a securities lending program, the voting rights for securities that are loaned are transferred to the borrower. Therefore, the lender (i.e., a Fund) is not entitled to vote the loaned securities, unless it recalls those securities. PGI will recall securities for voting purposes when it reasonably believes the ability to vote such securities outweighs the additional revenue that would be received if such securities were not recalled.

PORTFOLIO MANAGER DISCLOSURE

Effective July 1, 2019, delete references to Mellon Investments Corporation and related information.

Effective July 1, 2019, under Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers), add the following to the Other Accounts Managed table:

Darryl Trunnel: Bond Market Index Fund
Registered investment companies	12	$820.8 million	0	$0
Other pooled investment vehicles	3	$16.9 billion	0	$0
Other accounts	34	984.6 million	4	$114.8 million

Randy Woodbury: Bond Market Index Fund
Registered investment companies	34	$4.4 million	3	$508.9 million
Other pooled investment vehicles	9	$128.3 million	0	$0
Other accounts	102	$12.8 million	9	$977.9 million

Effective July 1, 2019, under Advisor: Principal Global Investors, LLC (Fixed Income Portfolio Managers), add the following to the Ownership of Securities table:

Darryl Trunnel	Bond Market Index	None
Randy R. Woodbury	Bond Market Index	None

Under Advisor: Principal Global Investors, LLC (Equity Portfolio Managers), in the Ownership of Securities table, delete the row for Tom Rozycki, and replace with the following:

Tom Rozycki	Blue Chip	$500,001 - $1,000,000